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                                                                 EXHIBIT (24)(B)

                  INTERNATIONAL BUSINESS MACHINES CORPORATION

                          CERTIFICATE OF THE SECRETARY

     The undersigned, John E. Hickey, Secretary of International Business Machines Corporation (the "Corporation"), does hereby certify that attached hereto as Exhibit A is a true, correct and complete copy of the resolutions adopted by the Corporation's Board of Directors on July 27, 1993, authorizing the Corporation's officers to execute the Registration Statement, to which this certificate is attached as an exhibit, by power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this certificate this 30th day of June, 1994.

                                          INTERNATIONAL BUSINESS MACHINES
                                          CORPORATION

                                          By: /s/       JOHN E. HICKEY
                                                       John E. Hickey
                                                         Secretary
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                                                                       EXHIBIT A

     RESOLVED, that each officer or director of the Corporation who may be required to execute any Registration Statement to be filed with the Commission with respect to the Plan Shares, or any amendments or supplements thereto (whether on behalf of the Corporation or as an officer or director thereof or otherwise) be, and hereby is, authorized to execute and deliver a power of attorney appointing the Chief Executive Officer, the Chief Financial Officer, the Vice President -- Finance, the Controller, the Treasurer and the Secretary of the Corporation, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) such Registration Statement or such document and all amendments (including post-effective amendments) or supplements thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Commission, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by any such officer or director pursuant to these resolutions.